EXHIBIT INDEX
File No. 2-13188/811-772

Exhibit (h)(6):     Form of Transfer Agency Agreement

Exhibit (m)(2):     Form of Plan and Agreement of Distribution

Exhibit (n):        Form of Rule 18f-3 Plan